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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


         Date of Report (date of earliest event reported):  April 21, 1998



                               WELLS FARGO & COMPANY
               (Exact name of registrant as specified in its charter)


                 Delaware                1-6214              No. 13-2553920
     (State or other jurisdiction    (Commission File        (IRS Employer
            of incorporation)            Number)           Identification No.)


               420 Montgomery Street, San Francisco, California 94163
                (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code:  1-800-411-4932


                                   Not applicable
           (Former name or former address, if changed since last report)

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Item 5:   OTHER EVENTS

          Attached hereto as Exhibit 99 is a Press Release announcing Wells Fargo & Company's financial results for the quarter ended March 31, 1998. Final financial statements with additional analyses will be filed as part of the Company's Form 10-Q in May 1998.

Item 7:   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               27  Financial Data Schedules

               99 Copy of the Press Release announcing Wells Fargo & Company's financial results for the quarter ended March 31, 1998.




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 21, 1998.

                                  WELLS FARGO & COMPANY



                                  By:  FRANK A. MOESLEIN
                                       ---------------------------------------
                                       Frank A. Moeslein
                                       Executive Vice President and Controller